MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                      People's Bank Credit Card Master Trust

                   For the October 10, 1996 Determination Date

                      For the September 1996 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended, (the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.
   This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2. People's Bank is Servicer under the Pooling and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. The date of this Certificate is October 10, 1996, which is a Determination Date under the Pooling and Servicing Agreement.

5. The aggregate amount of Collections processed during the preceding Monthly
   Period (equal to 5(a) plus 5(b)) was equal to.............$  184,710,796.63

  (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
      Finance Charge Receivables") was equal to..............$   25,036,356.06

  (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of
      Principal Receivables") was equal to...................$  159,674,440.57

6. The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to.....................$1,770,537,407.75

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                                     "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the
   Pooling and Servicing Agreement, is equal to..............$  246,599,789.20

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10th Day of October 1996.

        PEOPLE'S BANK
        Servicer

By :/s/Bob Mihalcik
    Name:  Bob Mihalcik
    Title:    Vice President


                                                    Schedule  -  to Monthly
                                                     Servicer's Certificate

                                  PEOPLE'S BANK

               People's Bank Credit Card Master Trust, Series 1993-1

                   For the October 10, 1996 Determination Date

                      For the September 1996 Monthly Period

1. The aggregate amount of Collections processed during the preceding Monthly
   Period (equal to 1(a) plus 1(b)) was equal to.............$  18,428,641.74

  (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1993-1 was equal
      to.....................................................$     695,136.84

  (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables") allocated to Series 1993-1 was equal to..$ 17,733,504.91

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1993-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1993-1 as of the Transfer Date relating to the preceding Monthly Period was equal
   to........................................................$  17,361,803.51

3.(a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1993-1, as of the end of the last day of the preceding Monthly Period was equal to...........$  16,666,666.67

  (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date, will
      be.....................................................$  16,666,666.67

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1993-1 as of the end of the last day of the preceding
   Monthly Period was equal to...............................$           0.00

5. The aggregate amount of drawings required to be made under the Surety
   Bond pursuant to Section 4.6 or 4.11 on the Determination Date in the
   current calendar month is equal to........................$           0.00

6.(a) The aggregate amount of Recoveries to be deposited to the Collection
      Account and allocated to Series 1993-1 on the next succeeding Transfer
      Date is equal to.......................................$      17,434.37

  (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
      succeeding Transfer Date is equal to...................$           0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1993-1 on the Distribution Date in the current Monthly Period is equal to:

      Payable in respect of principal.......$  16,666,666.67
      Payable in respect of interest........$     200,000.00
        Total...............................$  16,866,666.67

8  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

              People's Bank Credit Card Master Trust, Series 1994-1

                   For the October 10, 1996 Determination Date

                      For the September 1996 Monthly Period


1. The aggregate amount of Collections processed during the preceding
   Monthly Period (equal to 1(a) plus 1(b)) was equal to.....$  20,282,339.98

  (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1994-1 was equal
      to.....................................................$   2,548,835.07

  (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables") allocated to Series 1994-1 was equal to..$ 17,733,504.91

2 The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1994-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1994-1 as of the Transfer Date relating to the preceding Monthly Period was equal
   to........................................................$  19,215,501.74

3.(a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1994-1, as of the end of the last day of the preceding Monthly Period was equal to...........$  16,666,666.67

  (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date, will
      be.....................................................$  16,666,666.67

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1994-1 as of the end of the last day of the preceding
   Monthly Period was equal to...............................$           0.00

5. The aggregate amount of drawings required to be made under the Surety
   Bond pursuant to Section 4.6 or 4.11 on the Determination Date in the
   current calendar month is equal to........................$           0.00

6.(a) The aggregate amount of Recoveries to be deposited to the Collection
      Account and allocated to Series 1994-1 on the next succeeding Transfer
      Date is equal to.......................................$      63,925.88

  (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
      succeeding Transfer Date is equal to...................$           0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1994-1 on the Distribution Date in the current Monthly Period is equal to:

      Payable in respect of principal.......$  16,666,666.67
      Payable in respect of interest........$     779,166.67
        Total...............................$  17,445,833.33

8. No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                     Schedule  -  to Monthly
                                                      Servicer's Certificate
                                  PEOPLE'S BANK

              People's Bank Credit Card Master Trust, Series 1994-2

                   For the October 10, 1996 Determination Date

                      For the September 1996 Monthly Period

1. The aggregate amount of Collections processed during the preceding
   Monthly Period (equal to 1(a) plus 1(b)) was equal to.....$  41,028,104.52

  (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1994-2 was equal
      to.....................................................$   5,561,094.71

  (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables") allocated to Series 1994-2 was equal to..$ 35,467,009.81

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1994-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1994-2 as of the Transfer Date relating to the preceding Monthly Period was equal
   to........................................................$   5,561,094.71

3.(a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1994-2, as of the end of the last day
      of the preceding Monthly Period was equal to...........$           0.00

  (b) The aggregate amount of funds which will be on deposit in the
      Principal Account on the Transfer Date following this Determination
      Date, will be..........................................$           0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1994-2 as of the end of the last day of the preceding
   Monthly Period was equal to...............................$           0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
   the current calendar month is equal to....................$           0.00

6.(a) The aggregate amount of Recoveries to be deposited to the Collection
      Account and allocated to Series 1994-2 on the next succeeding Transfer
      Date is equal to.......................................$     139,474.63

  (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
      succeeding Transfer Date is equal to...................$           0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1994-2 on the Distribution Date in the current Monthly Period is equal to:

     Class A Certificateholders
     Payable in respect of principal........$         0.00
     Payable in respect of interest.........$ 1,730,724.67
       Total................................$ 1,730,724.67

     Class B Certificateholders
     Payable in respect of principal........$         0.00
     Payable in respect of interest.........$    95,118.55
       Total................................$    95,118.55

8. No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

              People's Bank Credit Card Master Trust, Series 1995-1

                   For the October 10, 1996 Determination Date

                      For the September 1996 Monthly Period

1. The aggregate amount of Collections processed during the preceding
   Monthly Period (equal to 1(a) plus 1(b)) was equal to.....$  41,028,104.52

  (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1995-1 was equal
      to.....................................................$   5,561,094.71

  (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables") allocated to Series 1995-1 was equal to..$ 35,467,009.81

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1995-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1995-1 as of the Transfer Date relating to the preceding Monthly Period was equal
   to........................................................$   5,561,094.71

3.(a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1995-1, as of the end of the last day
      of the preceding Monthly Period was equal to...........$           0.00

  (b) The aggregate amount of funds which will be on deposit in the
      Principal Account on the Transfer Date following this Determination
      Date, will be..........................................$           0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1995-1 as of the end of the last day of the preceding
   Monthly Period was equal to...............................$           0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
   the current calendar month is equal to....................$           0.00

6.(a) The aggregate amount of Recoveries to be deposited to the Collection
      Account and allocated to Series 1995-1 on the next succeeding Transfer
      Date is equal to.......................................$     139,474.63

  (b The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
     succeeding Transfer Date is equal to....................$           0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1995-1 on the Distribution Date in the current Monthly Period is equal to:

     Class A Certificateholders
     Payable in respect of principal........$         0.00
     Payable in respect of interest.........$ 1,746,030.23
       Total................................$ 1,746,030.23


     Class B Certificateholders
     Payable in respect of principal........$         0.00
     Payable in respect of interest.........$    94,312.99
       Total................................$    94,312.99

 8. No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                     Schedule  -  to Monthly
                                                      Servicer's Certificate
                                  PEOPLE'S BANK

              People's Bank Credit Card Master Trust, Series 1996-1

                   For the October 10, 1996 Determination Date

                      For the September 1996 Monthly Period

1. The aggregate amount of Collections processed during the preceding
   Monthly Period (equal to 1(a) plus 1(b)) was equal to.....$  23,294,599.62

  (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1996-1 was equal
      to.....................................................$   5,561,094.71

  (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables") allocated to Series 1996-1 was equal to..$ 17,733,504.91

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1996-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1996-1 as of the Transfer Date relating to the preceding Monthly Period was equal
   to........................................................$   5,561,094.71

3.(a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1996-1, as of the end of the last day
      of the preceding Monthly Period was equal to...........$           0.00

  (b) The aggregate amount of funds which will be on deposit in the
      Principal Account on the Transfer Date following this Determination
      Date, will be..........................................$           0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1996-1 as of the end of the last day of the preceding
   Monthly Period was equal to...............................$           0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
   the current calendar month is equal to....................$           0.00

6.(a) The aggregate amount of Recoveries to be deposited to the Collection
      Account and allocated to Series 1996-1 on the next succeeding Transfer
      Date is equal to.......................................$     139,474.63

  (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the
      next succeeding Transfer Date is equal to..............$           0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1996-1 on the Distribution Date in the current Monthly Period is equal to:

     Class A Certificateholders
       Payable in respect of principal.......................$           0.00
       Payable in respect of interest........................$   1,726,170.13
       Total.................................................$   1,726,170.13

    Class B Certificateholder
       Payable in respect of principal.......................$           0.00
       Payable in respect of interest........................$      98,182.81
       Total.................................................$      98,182.81


8. No Series Pay Out Event or Trust Pay Out Event has occurred.


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1993-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      40
Monthly Period Ended                                      September 30, 1996
Distribution Date                                           October 15, 1996
Determination Date                                          October 10, 1996


1. Trust Activity Series 1993-1

   Beginning of Month - Aggregate Principal Receivables       1,800,822,132.22

   Principal Collections on the Receivables                     159,674,440.57

   Finance Charge Receivables                                    25,036,356.06

   Receivables in Defaulted Accounts                              8,931,594.63

   End of Month - Aggregate Principal Receivables             1,770,537,407.75

   Investor Interest Series 1993-1                               33,333,333.33
   Investor Interest Series 1994-1                              166,666,666.67
   Investor Interest Series 1994-2                              400,000,000.00
   Investor Interest Series 1995-1                              400,000,000.00
   Investor Interest Series 1996-1                              400,000,000.00
   Seller Principal Receivables                                 370,537,407.75

   Investor Percentage with respect to...
                           Finance Charges                          1.8826676%
                           Charged-Off Accounts                     1.8826676%
                           Principal Receivables                   11.2960053%

   Seller Percentage with respect to ...
                           Finance Charges                         20.9279627%
                           Charged-Off Accounts                    20.9279627%
                           Principal Receivables                   20.9279627%

2. Allocation of Funds in Collection Account

   Available Finance Charge Collections                             695,136.84

   Available Principal Collections                               17,733,504.91

   Investor Default Amount                                          247,986.59

   Aggregate Collections Allocated to Certificateholders         18,428,641.74

   Monthly Certificate Interest Payable to Certificateholders
   (See "Calculation of Certificate Interest" #3)"                  200,000.00

   Monthly Principal Payable To Certificateholders
   (See "Calculation of Monthly Principal" #4)                   16,666,666.67

   Monthly Principal Reinvested In Receivables
   (See "Calculation of Monthly Principal" #4)                    1,314,824.82

   (Net Deposit)/Draws on Shared Principal Collections                    0.00

   Collections Available to Reimburse Investor Charge offs          159,910.67

   Aggregate Investor Charge Offs                                         0.00

   Reimbursed Investor Charge Offs                                        0.00
   Reimbursed Investor Charge Offs per $1,000 Original Investment         0.00

   Monthly Investor Servicing Fee
   (See "Calculation of Monthly Servicing Fee" #6)                   83,333.33

   Monthly Certificate Insurer Fee                                    3,906.25

   Excess Servicing  (Shortfall)  (dollars)                         159,910.67
   Excess Servicing  (Shortfall)  (percentage of Investor Interest)      3.84%

   Required Shared Finance Charge Collections from other Series           0.00
   Draw on Shared Finance Charge Collections from other Series            0.00

   Withdrawal from Cash Collateral Account                                0.00

   Surety Bond Claim                                                      0.00

   Certificate Insurer Fee Shortfall                                      0.00

   Servicing Fee Shortfall                                                0.00

   Investor Charge Offs                                                   0.00
   Investor Charge Offs per $1,000 Original Investment                    0.00

   Investor Certificate Interest Shortfall (Deficiency Amount)            0.00

   Payments To Certificate Insurer                                        0.00

   Deposits In Cash Collateral Account                                    0.00

   Required Shared Finance Charge Collections for other Series            0.00
   Deposit of Shared Finance Charge Collections for other Series          0.00

   Total Distribution to Investors                               16,866,666.67
   Total Distribution to Investors per $1,000 Invested                   84.33

3. Calculation of Certificate Interest

   Certificate Rate                                                   4.80000%

   This Month Certificate Interest                                  200,000.00

   Previous Month's Deficiency Amount                                     0.00

   Total Certificate Interest Distributable to Certificateholders   200,000.00
   Total Certificate Interest Distributable per $1,000 of Original
    Investment                                                            1.00

4. Calculation of Monthly Principal

   Beginning Investor Interest                                   50,000,000.00

   Available Principal Collections                               17,733,504.91

   Investor Default Amount                                          247,986.59

   Total Investor Monthly Principal                              17,981,491.49

   Investor Monthly Principal Reinvested in Receivables           1,314,824.82

   Controlled Amortization Amount                                16,666,666.67

   Maximum Monthly Principal to Certificateholders               16,666,666.67

   Required Shared Principal Collections for other Series                 0.00
   Deposit of Shared Principal Collections for other Series               0.00
   Required Shared Principal Collections from other Series                0.00

   Draw on Shared Principal Collections from other Series                 0.00

   Deficit Controlled Amortization Amount                                 0.00

   Monthly Principal Payable to Certificateholders               16,666,666.67
   Monthly Principal Payable per $1,000 of Original Investment           83.33

   Ending Investor Interest                                      33,333,333.33

5. Calculation of Pool Factor

   Pool Factor
  (Ending Certificate Balance divided by Initial Principal Amount to
    7 decimal places)                                                0.1666667

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                       2.00%

   Beginning Investor Interest                                   50,000,000.00

   Monthly Servicing  Fee                                            83,333.33

7. Calculation of Remaining Surety Bond Amount

   Available Surety Bond Amount on Previous Payment Date          6,000,000.00

   Stated Surety Bond Amount                                      4,250,000.00

   Unreimbursed Claims on Surety Bond                                     0.00

   Reimbursements of Claims on Surety Bond                                0.00

   Available Surety Bond Amount     (Dollars)                     4,250,000.00
   Available Surety Bond Amount     (Percentage)                         8.50%

 8. Cash Collateral Account Activity

    Beginning of Month Balance                                    2,333,333.33

    Required Cash Collateral Account Amount                       2,000,000.00

    Cash Collateral Account Deposits                                      0.00

    Reinvestment Income Received on Cash Collateral Account           9,566.84

    Aggregate Cash Collateral Account Draws                               0.00

    Available Cash Collateral Amount     (Dollars)                2,000,000.00
    Available Cash Collateral Amount     (Percentage)                    4.00%

    Total Credit Enhancement Percentage                                 12.50%

9. Past Due Statistics
   (past due on a contractual basis)

   1-30 days past due       Dollars                             102,544,369.34
                            Percent Dollars                              5.79%
                            Number of Accts                             35,833
                            Percent Number of Accts                      2.76%

   31-60 days past due     Dollars                               27,380,752.18
                           Percent Dollars                               1.55%
                           Number of Accts                               9,163
                           Percent Number of Accts                       0.70%

   61-90 days past due     Dollars                               18,189,938.51
                           Percent Dollars                               1.03%
                           Number of Accts                               5,818
                           Percent Number of Accts                       0.45%

   91-120 days past due    Dollars                               13,257,869.63
                           Percent Dollars                               0.75%
                           Number of Accts                               4,131
                           Percent Number of Accts                       0.32%

   121-150 days past due   Dollars                               10,625,770.72
                           Percent Dollars                               0.60%
                           Number of Accts                               3,148
                           Percent Number of Accts                       0.24%

   151-180 days past due   Dollars                                7,586,640.46
                           Percent Dollars                               0.43%
                           Number of Accts                               2,216
                           Percent Number of Accts                       0.17%

   181 + days past due     Dollars                               11,928,694.46
                           Percent Dollars                               0.67%
                           Number of Accts                               3,343
                           Percent Number of Accts                       0.26%

10. Base Rate Calculation

    Base Rate                                                            6.90%

    Portfolio Yield   (net of losses)                                   10.73%

    Excess of Portfolio Yield over Base Rate                             3.83%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                            0
    Number of Removed Accounts                                               0
    Number of Automatic Additonal Accounts                                 650
    Ending Number of Accounts                                        1,300,579


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      32
Monthly Period Ended                                      September 30, 1996
Distribution Date                                           October 15, 1996
Determination Date                                          October 10, 1996


1. Trust Activity Series 1994-1

   Beginning of Month - Aggregate Principal Receivables       1,800,822,132.22

   Principal Collections on the Receivables                     159,674,440.57

   Finance Charge Receivables                                    25,036,356.06

   Receivables in Defaulted Accounts                              8,931,594.63

   End of Month - Aggregate Principal Receivables             1,770,537,407.75

   Investor Interest Series 1993-1                               33,333,333.33
   Investor Interest Series 1994-1                              166,666,666.67
   Investor Interest Series 1994-2                              400,000,000.00
   Investor Interest Series 1995-1                              400,000,000.00
   Investor Interest Series 1996-1                              400,000,000.00
   Seller Principal Receivables                                 370,537,407.75

   Investor Percentage with respect to...
                           Finance Charges                          9.4133378%
                           Charged-Off Accounts                     9.4133378%
                           Principal Receivables                   11.2960053%

   Seller Percentage with respect to ...
                           Finance Charges                         20.9279627%
                           Charged-Off Accounts                    20.9279627%
                           Principal Receivables                   20.9279627%

2. Allocation of Funds in Collection Account

   Available Finance Charge Collections                           2,548,835.07

   Available Principal Collections                               17,733,504.91

   Investor Default Amount                                          909,284.15

   Aggregate Collections Allocated to Certificateholders         20,282,339.98

   Monthly Certificate Interest Payable to Certificateholders
   (See "Calculation of Certificate Interest" #3)                   779,166.67

   Monthly Principal Payable To Certificateholders
   (See "Calculation of Monthly Principal" #4)                   16,666,666.67

   Monthly Principal Reinvested In Receivables
   (See "Calculation of Monthly Principal" #4)                    1,976,122.38

   (Net Deposit)/Draws on Shared Principal Collections                    0.00

   Collections Available to Reimburse Investor Charge offs          540,505.79

   Aggregate Investor Charge Offs                                         0.00

   Reimbursed Investor Charge Offs                                        0.00
   Reimbursed Investor Charge Offs per $1,000 Original Investment         0.00

   Monthly Investor Servicing Fee
   (See "Calculation of Monthly Servicing Fee" #6)                  305,555.56

   Monthly Certificate Insurer Fee                                   14,322.92

  Excess Servicing (Shortfall)   (dollars)                          540,505.79
  Excess Servicing (Shortfall)   (percentage of Investor Interest)       3.54%

  Required Shared Finance Charge Collections from other Series            0.00
  Draw on Shared Finance Charge Collections from other Series             0.00

  Withdrawal from Cash Collateral Account                                 0.00

  Surety Bond Claim                                                       0.00

  Certificate Insurer Fee Shortfall                                       0.00

  Servicing Fee Shortfall                                                 0.00

  Investor Charge Offs                                                    0.00
  Investor Charge Offs per $1,000 Original Investment                     0.00

  Investor Certificate Interest Shortfall  (Deficiency Amounts)           0.00

  Payments To Certificate Insurer                                         0.00

  Deposits In Cash Collateral Account                                     0.00

  Required Shared Finance Charge Collections for other Series             0.00
  Deposit of Shared Finance Charge Collections for other Series           0.00

  Total Distribution to Investors                                17,445,833.33
  Total Distribution to Investors per $1,000 Invested                    87.23

3. Calculation of Certificate Interest

   Certificate Rate                                                   5.10000%

   This Month Certificate Interest                                  779,166.67

   Previous Month's Deficiency Amount                                     0.00

   Total Certificate Interest Distributable to Certificateholders   779,166.67
   Total Certificate Interest Distributable per $1,000 of Original
    Investment                                                            3.90

4. Calculation of Monthly Principal

   Beginning Investor Interest                                  183,333,333.33

   Available Principal Collections                               17,733,504.91

   Investor Default Amount                                          909,284.15

   Total Investor Monthly Principal                              18,642,789.05

   Investor Monthly Principal Reinvested in Receivables           1,976,122.38

   Controlled Amortization Amount                                16,666,666.67

   Maximum Monthly Principal to Certificateholders               16,666,666.67

   Required Shared Principal Collections for other Series                 0.00
   Deposit of Shared Principal Collections for other Series               0.00
   Required Shared Principal Collections from other Series                0.00

   Draw on Shared Principal Collections from other Series                 0.00

   Deficit Controlled Amortization Amount                                 0.00

   Monthly Principal Payable to Certificateholders               16,666,666.67
   Monthly Principal Payable per $1,000 of Original Investment           83.33

   Ending Investor Interest                                     166,666,666.67

5. Calculation of Pool Factor

   Pool Factor
   (Ending Certificate Balance divided by Initial Principal Amount
     to 7 decimal places)                                            0.8333333

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                       2.00%

   Beginning Investor Interest                                  183,333,333.33

   Monthly Servicing  Fee                                           305,555.56

7. Calculation of Remaining Surety Bond Amount

   Available Surety Bond Amount on Previous Payment Date         18,000,000.00

   Stated Surety Bond Amount                                     16,500,000.00

   Unreimbursed Claims on Surety Bond                                     0.00

   Reimbursements of Claims on Surety Bond                                0.00

   Available Surety Bond Amount     (Dollars)                    16,500,000.00
   Available Surety Bond Amount     (Percentage)                         9.00%

8. Cash Collateral Account Activity

   Beginning of Month Balance                                     7,000,000.00

   Required Cash Collateral Account Amount                        6,416,666.67

   Cash Collateral Account Deposits                                       0.00

   Reinvestment Income Received on Cash Collateral Account           28,700.53

   Aggregate Cash Collateral Account Draws                                0.00

   Available Cash Collateral Amount  (Dollars)                    6,416,666.67
   Available Cash Collateral Amount  (Percentage)                        3.50%

   Total Credit Enhancement Percentage                                  12.50%

9. Past Due Statistics
   (past due on a contractual basis)

   1-30 days past due      Dollars                              102,544,369.34
                           Percent Dollars                               5.79%
                           Number of Accts                              35,833
                           Percent Number of Accts                       2.76%

   31-60 days past due     Dollars                               27,380,752.18
                           Percent Dollars                               1.55%
                           Number of Accts                               9,163
                           Percent Number of Accts                       0.70%

   61-90 days past due     Dollars                               18,189,938.51
                           Percent Dollars                               1.03%
                           Number of Accts                               5,818
                           Percent Number of Accts                       0.45%

   91-120 days past due    Dollars                               13,257,869.63
                           Percent Dollars                               0.75%
                           Number of Accts                               4,131
                           Percent Number of Accts                       0.32%

   121-150 days past due   Dollars                               10,625,770.72
                           Percent Dollars                               0.60%
                           Number of Accts                               3,148
                           Percent Number of Accts                       0.24%

   151-180 days past due   Dollars                                7,586,640.46
                           Percent Dollars                               0.43%
                           Number of Accts                               2,216
                           Percent Number of Accts                       0.17%

   181 + days past due     Dollars                               11,928,694.46
                           Percent Dollars                               0.67%
                           Number of Accts                               3,343
                           Percent Number of Accts                       0.26%

10. Base Rate Calculation

    Base Rate                                                            7.20%

    Portfolio Yield   (net of losses)                                   10.73%

    Excess of Portfolio Yield over Base Rate                             3.53%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                            0
    Number of Removed Accounts                                               0
    Number of Automatic Additonal Accounts                                 650
    Ending Number of Accounts                                        1,300,579


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-2
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       24
Monthly Period Ended                                       September 30, 1996
Distribution Date                                            October 15, 1996
Determination Date                                           October 10, 1996
Number of Days in Period                                                   29


1. Trust Activity Series 1994-2

   Beginning of Month - Aggregate Principal Receivables       1,800,822,132.22

   Principal Collections on the Receivables                     159,674,440.57

   Finance Charge Receivables                                    25,036,356.06

   Receivables in Defaulted Accounts                              8,931,594.63

   End of Month - Aggregate Principal Receivables             1,770,537,407.75

   Investor Interest Series 1993-1                              33,333,333.33
   Investor Interest Series 1994-1                             166,666,666.67
   Investor Interest Series 1994-2                             400,000,000.00
   Investor Interest Series 1995-1                             400,000,000.00
   Investor Interest Series 1996-1                             400,000,000.00
   Seller Principal Receivables                                370,537,407.75

   Total Investor Percentage with respect to...
                           Finance Charges                        22.5920107%
                           Charged-Off Accounts                   22.5920107%
                           Principal Receivables                  22.5920107%

   Class A Percentage with respect to...
                           Finance Charges                        21.4624101%
                           Charged-Off Accounts                   21.4624101%
                           Principal Receivables                  21.4624101%

   Class B Percentage with respect to...
                           Finance Charges                         1.1296005%
                           Charged-Off Accounts                    1.1296005%
                           Principal Receivables                   1.1296005%

   Seller Percentage with respect to ...
                           Finance Charges                        20.9279627%
                           Charged-Off Accounts                   20.9279627%
                           Principal Receivables                  20.9279627%

2. Allocation of Funds in Collection Account

   Class A Available Finance Charge Collections                   5,283,039.97

   Class A Monthly Cap Interest Payable to Class A Certificateholders
   (See "Calculation of Certificate Interest" #3)                 1,730,724.67
    Unpaid Class A Monthly Cap Interest                                   0.00

   Class A Monthly Servicing Fee
   (See "Calculation of Monthly Servicing Fee" #6)                  633,333.33
    Unpaid Class A Monthly Servicing Fee                                  0.00

   Class A Investor Default Amount                                1,884,698.05
    Unreimbursed Class A Investor Charge-offs                              0.00

   Excess Spread from Class A Finance Charge Collections          1,034,283.92

   Class A Required Amount                                                0.00

   Class B Available Finance Charge Collections                     278,054.74

   Class B Monthly Cap Interest Payable to Class B Certificateholders
   (See "Calculation of Certificate Interest" #3)                    95,118.55
    Unpaid Class B Monthly Cap Interest                                   0.00

   Class B Monthly Servicing Fee
   (See "Calculation of Monthly Servicing Fee" #6)                   33,333.33
    Unpaid Class B Monthly Servicing Fee                                  0.00

   Class B Investor Default Amount                                   99,194.63
    Unreimbursed Class B Investor Charge-offs                             0.00

   Excess Spread from Class B Finance Charge Collections             50,408.22

   Class B Required Amount                                                0.00

   Total Excess Spread                                            1,084,692.14

   Excess Spread used to Satisfy Class A Required Amount                  0.00
    Excess Spread used to satisfy Unpaid Class A Monthly Cap Interest     0.00
    Excess Spread used to satisfy Unpaid Class A Monthly Servicing Fee    0.00
    Excess Spread used to satisfy Unreimbursed Class A Investor
     Charge-offs                                                          0.00
    Remaining Class A Required Amount                                     0.00

   Excess Spread used to satisfy Class B Required Amount                  0.00
    Excess Spread used to satisfy Unpaid Class B Monthly Cap Interest     0.00
    Excess Spread used to satisfy Unpaid Class B Monthly Servicing Fee    0.00
    Excess Spread used to satisfy Unreimbursed Class B Investor
     Charge-offs                                                          0.00
    Remaining Class B Required Amount                                     0.00

   Shared Finance Charges used to satisfy Remaining Class A Required
    Amount                                                                0.00
     Shared Finance Charges used to satisfy Unpaid Class A Monthly Cap
      Interest                                                            0.00
     Shared Finance Charges used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                       0.00
     Shared Finance Charges used to satisfy Unreimbursed Class A
      Investor Charge-offs                                                0.00
     Remaining Class A Required Amount                                    0.00

   Cash Collateral Withdrawal used to satisfy Remaining Class A
    Required Amount                                                       0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
      Cap Interest                                                        0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                       0.00
     Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
      Investor Charge-offs                                                0.00
     Remaining Class A Required Amount                                    0.00

   Class B Reallocated Amount used to satisfy Remaining Class A
    Required Amount                                                       0.00
     Class B Reallocated Amount used to satisfy Unpaid Class A Monthly
      Cap Interest                                                        0.00
     Class B Reallocated Amount used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                       0.00
     Class B Reallocated Amount used to satisfy Unreimbursed Class A
      Investor Charge-offs                                                0.00
     Remaining Class A Required Amount                                    0.00

   Class B Investor Interest used to satisfy Unreimbursed Class A
    Investor Charge-offs                                                  0.00

   Shared Finance Charges used to satisfy Remaining Class B
    Required Amount                                                       0.00
     Shared Finance Charges used to satisfy Unpaid Class B Monthly
      Cap Interest                                                        0.00
     Shared Finance Charges used to satisfy Unpaid Class B Monthly
      Servicing Fee                                                       0.00
     Shared Finance Charges used to satisfy Unreimbursed Class B
      Investor Charge-offs                                                0.00
     Remaining Class B Required Amount                                    0.00

   Cash Collateral Withdrawal used to satisfy Remaining Class B
    Required Amount                                                       0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
      Cap Interest                                                        0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
      Servicing Fee                                                       0.00
     Cash Collateral Withdrawal used to satisfy Unreimbursed Class B
      Investor Charge-offs                                                0.00
     Remaining Class B Required Amount                                    0.00

   Excess Spread used to satisfy interest on overdue Class A
   (See "Calculation of Certificate Interest" #3)                         0.00

   Excess Spread used to satisfy interest on overdue Class B
   (See "Calculation of Certificate Interest" #3)                         0.00

   Excess Spread used to satisfy reimbursements of Class B Interest       0.00

   Excess Spread used to satisfy deposits into Required Cash Collateral
    Account                                                               0.00

   Excess Spread used to satisfy shortfalls of the Class A Interest
    Payments                                                              0.00

   Excess Spread used to satisfy shortfalls of the Class B Interest
    Payments                                                              0.00

   Excess Spread used to satisfy payments per Loan Agreement      1,084,692.14

   Excess Spread used to satisfy Class A Excess Interest                  0.00

   Excess Spread used to satisfy Class B Excess Interest                  0.00

   Remaining Excess Servicing (Shortfall) (dollars)                       0.00
   Remaining Excess Servicing (Shortfall) (percentage of Investor
    Interest)                                                            0.00%

  Class A Investor Certificate Interest Shortfall (Deficiency Amounts)    0.00

  Class A Charge-offs                                                     0.00
  Unreimbursed Class A Charge Offs                                        0.00
  Unreimbursed Class A Charge Offs per $1,000 Original Investment         0.00

  Class A Monthly Servicing Fee Shortfall                                 0.00

  Class B Investor Certificate Interest Shortfall                         0.00

  Class B Charge-offs                                                     0.00
  Unreimbursed Class B Charge Offs                                        0.00
  Unreimbursed Class B Charge Offs per $1,000 Original Investment         0.00

  Class B Monthly Servicing Fee Shortfall                                 0.00

  Available Principal Collections                                35,467,009.81

  Monthly Principal Payable To Class A Certificateholders
  (See "Calculation of Monthly Principal" #4)                             0.00

  Monthly Principal Payable To Class B Certificateholders
  (See "Calculation of Monthly Principal" #4)                             0.00

  Monthly Principal Reinvested In Receivables
  (See "Calculation of Monthly Principal" #4)                    37,450,902.48

  (Net Deposit)/Draws on Shared Principal Collections                     0.00

  Required Shared Finance Charge Collections from other Series            0.00
  Draw on Shared Finance Charge Collections from other Series             0.00

  Withdrawal from Cash Collateral Account                                 0.00

  Class B Investor Certificate Interest Shortfall (Deficiency Amounts)    0.00

  Required Shared Finance Charge Collections for other Series             0.00
  Deposit of Shared Finance Charge Collections for other Series           0.00

  Total Distribution to Class A Investors                         1,730,724.67
  Total Distribution to Class A Investors per $1,000 Invested             4.55

  Total Distribution to Class B Investors                            95,118.55
  Total Distribution to Class B Investors per $1,000 Invested             4.76

3. Calculation of Certificate Interest

   Class A Certificate Rate                                           5.65391%
   Class A Interest Rate Cap Provider Deposit                             0.00

   Previous Month's Class A Deficiency Amount                             0.00

   Class A Interest at the Certificate Rate + 0.5% on Deficiency Amount   0.00

   This Month Class A Certificate Interest                        1,730,724.67

   Expected Class A Principal                                   380,000,000.00
   This Month Class A Cap Shortfall                                       0.00
   Class A Excess Interest                                                0.00

   Total Class A Interest Distributable to Class A
    Certificateholders                                            1,730,724.67
   Total Class A Interest Distributable per $1,000 of Class A
    Original Investment                                                   4.55

   Class B Certificate Rate                                           5.90391%
   Class B Interest Rate Cap Provider Deposit                             0.00

   Previous Month's Class B Deficiency Amount                             0.00

   Class B Interest at the Certificate Rate + 0.5% on Deficiency
    Amount                                                                0.00

   This Month Class B Certificate Interest                           95,118.55

   Expected Class B Principal                                    20,000,000.00
   This Month Class B Cap Shortfall                                       0.00
   Class B Excess Interest                                                0.00

   Total Class B Interest Distributable to Class B
    Certificateholders                                               95,118.55
   Total Class B Interest Distributable per $1,000 of Class B
    Original Investment                                                   4.76

   Total Certificate Interest Distributable to
    Certificateholders                                            1,825,843.22

   Total Certificate Interest Distributable per $1,000 of
    Original Investment                                                   4.56

 4. Calculation of Monthly Principal

    Beginning Investor Interest                                 400,000,000.00

    Beginning Class A Interest                                  380,000,000.00

    Class A Available Principal Collections                      33,693,659.32
    Class A Monthly Unreimbursed Charge-Offs                              0.00
    Total Class A Monthly Principal                              35,578,357.37

    Class A Monthly Principal Reinvested in Receivables          35,578,357.37

    Class A Controlled Amortization Amount                                0.00

    Maximum Monthly Principal to Class A Certificateholders               0.00

    Class A Deficit Controlled Amortization Amount                        0.00

    Monthly Principal Payable to Class A Certificateholders               0.00
    Class A Monthly Principal Payable per $1,000 of Original Investment   0.00

    Beginning Class B Interest                                   20,000,000.00

    Class B Available Principal Collections                       1,773,350.49
    Class B Monthly Unreimbursed Charge-Offs                              0.00
    Total Class B Monthly Principal                               1,872,545.11

    Class B Reallocated Principal                                         0.00
    Prior Month's Cumulative Class B Reallocated Principal                0.00
    Class B Reduction of Interest                                         0.00
    Prior Month's Cumulative Class B Reduction of Interest                0.00

    Class B Monthly Principal Reinvested in Receivables           1,872,545.11

    Class B Controlled Amortization Amount                                0.00

    Maximum Monthly Principal to Class B Certificateholders               0.00

    Required Shared Principal Collections for other Series                0.00
    Deposit of Shared Principal Collections for other Series              0.00
    Required Shared Principal Collections from other Series               0.00
    Draw on Shared Principal Collections from other Series                0.00

    Class B Deficit Controlled Amortization Amount                        0.00

    Monthly Principal Payable to Class B Certificateholders               0.00
    Class B Monthly Principal Payable per $1,000 of Original Investment   0.00

    Ending Investor Interest                                    400,000,000.00
    Ending Class A Interest                                     380,000,000.00
    Ending Class B Interest                                      20,000,000.00

5. Calculation of Pool Factor

   Pool Factor
   (Ending Certificate Balance divided by Initial Principal Amount
     to 7 decimal places)                                             1.000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                       2.00%

   Beginning Class A Investor Interest                          380,000,000.00
   Beginning Class B Investor Interest                           20,000,000.00
   Beginning Investor Interest                                  400,000,000.00

     Class A Monthly Servicing Fee                                  633,333.33
     Class B Monthly Servicing Fee                                   33,333.33
     Total Monthly Servicing  Fee                                   666,666.67

7. Cash Collateral Account Activity

   Beginning of Month Balance                                    36,000,000.00

   Required Cash Collateral Account Amount                       36,000,000.00

   Excess Spread used to satisfy payments per Loan Agreement      1,084,692.14

   Cash Collateral Account Deposits                                       0.00

   Reinvestment Income Received on Cash Collateral Account           54,408.54

   Aggregate Cash Collateral Account Draws                                0.00

   Available Cash Collateral Amount     (Dollars)                36,000,000.00
   Available Cash Collateral Amount     (Percentage)                     9.00%

8. Past Due Statistics
   (past due on a contractual basis)

   1-30 days past due      Dollars                              102,544,369.34
                           Percent Dollars                               5.79%
                           Number of Accts                              35,833
                           Percent Number of Accts                       2.76%

   31-60 days past due     Dollars                               27,380,752.18
                           Percent Dollars                               1.55%
                           Number of Accts                               9,163
                           Percent Number of Accts                       0.70%

   61-90 days past due     Dollars                               18,189,938.51
                           Percent Dollars                               1.03%
                           Number of Accts                               5,818
                           Percent Number of Accts                       0.45%

   91-120 days past due    Dollars                               13,257,869.63
                           Percent Dollars                               0.75%
                           Number of Accts                               4,131
                           Percent Number of Accts                       0.32%

   121-150 days past due   Dollars                               10,625,770.72
                           Percent Dollars                               0.60%
                           Number of Accts                               3,148
                           Percent Number of Accts                       0.24%

   151-180 days past due   Dollars                                7,586,640.46
                           Percent Dollars                               0.43%
                           Number of Accts                               2,216
                           Percent Number of Accts                       0.17%

   181 + days past due     Dollars                               11,928,694.46
                           Percent Dollars                               0.67%
                           Number of Accts                               3,343
                           Percent Number of Accts                       0.26%

9. Base Rate Calculation

   Base Rate                                                             7.66%

   Portfolio Yield   (net of losses)                                    10.73%

   Excess of Portfolio Yield over Base Rate                              3.07%

10. Number of Accounts in the Trust

    Number of Additional Accounts                                           0
    Number of Removed Accounts                                              0
    Number of Automatic Additonal Accounts                                650
    Ending Number of Accounts                                       1,300,579


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1995-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                        19
Monthly Period Ended                                        September 30, 1996
Distribution Date                                             October 15, 1996
Determination Date                                            October 10, 1996
Number of Days in Period                                                    29

1. Trust Activity Series 1995-1

   Beginning of Month - Aggregate Principal Receivables       1,800,822,132.22

   Principal Collections on the Receivables                     159,674,440.57

   Finance Charge Receivables                                    25,036,356.06

   Receivables in Defaulted Accounts                              8,931,594.63

   End of Month - Aggregate Principal Receivables             1,770,537,407.75

   Investor Interest Series 1993-1                               33,333,333.33
   Investor Interest Series 1994-1                              166,666,666.67
   Investor Interest Series 1994-2                              400,000,000.00
   Investor Interest Series 1995-1                              400,000,000.00
   Investor Interest Series 1996-1                              400,000,000.00
   Seller Principal Receivables                                 370,537,407.75

   Total Investor Percentage with respect to...
                           Finance Charges                         22.5920107%
                           Charged-Off Accounts                    22.5920107%
                           Principal Receivables                   22.5920107%

   Class A Percentage with respect to...
                           Finance Charges                         21.4624101%
                           Charged-Off Accounts                    21.4624101%
                           Principal Receivables                   21.4624101%

   Class B Percentage with respect to...
                           Finance Charges                          1.1296005%
                           Charged-Off Accounts                     1.1296005%
                           Principal Receivables                    1.1296005%

   Seller Percentage with respect to ...
                           Finance Charges                         20.9279627%
                           Charged-Off Accounts                    20.9279627%
                           Principal Receivables                   20.9279627%

2. Allocation of Funds in Collection Account

   Class A Available Finance Charge Collections                   5,283,039.97

   Class A Monthly Cap Interest Payable to Class A Certificateholders
   (See "Calculation of Certificate Interest" #3)                 1,746,030.23
    Unpaid Class A Monthly Cap Interest                                   0.00

   Class A Monthly Servicing Fee
   (See "Calculation of Monthly Servicing Fee" #6)                  633,333.33
    Unpaid Class A Monthly Servicing Fee                                  0.00

   Class A Investor Default Amount                                1,884,698.05
    Unreimbursed Class A Investor Charge-offs                             0.00

   Excess Spread from Class A Finance Charge Collections          1,018,978.36

   Class A Required Amount                                                0.00

   Class B Available Finance Charge Collections                     278,054.74

   Class B Monthly Cap Interest Payable to Class B Certificateholders
   (See "Calculation of Certificate Interest" #3)                    94,312.99
    Unpaid Class B Monthly Cap Interest                                   0.00

   Class B Monthly Servicing Fee
   (See "Calculation of Monthly Servicing Fee" #6)                   33,333.33
    Unpaid Class B Monthly Servicing Fee                                  0.00

   Class B Investor Default Amount                                   99,194.63
    Unreimbursed Class B Investor Charge-offs                             0.00

   Excess Spread from Class B Finance Charge Collections             51,213.78

   Class B Required Amount                                                0.00

   Total Excess Spread                                            1,070,192.14

   Excess Spread used to Satisfy Class A Required Amount                  0.00
    Excess Spread used to satisfy Unpaid Class A Monthly Cap Interest     0.00
    Excess Spread used to satisfy Unpaid Class A Monthly Servicing Fee    0.00
    Excess Spread used to satisfy Unreimbursed Class A Investor
     Charge-offs                                                          0.00
    Remaining Class A Required Amount                                     0.00

   Excess Spread used to satisfy Class B Required Amount                  0.00
    Excess Spread used to satisfy Unpaid Class B Monthly Cap Interest     0.00
    Excess Spread used to satisfy Unpaid Class B Monthly Servicing Fee    0.00
    Excess Spread used to satisfy Unreimbursed Class B Investor
     Charge-offs                                                          0.00
    Remaining Class B Required Amount                                     0.00

   Shared Finance Charges used to satisfy Remaining Class A Required
    Amount                                                                0.00
     Shared Finance Charges used to satisfy Unpaid Class A Monthly
      Cap Interest                                                        0.00
     Shared Finance Charges used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                       0.00
     Shared Finance Charges used to satisfy Unreimbursed Class A
      Investor Charge-offs                                                0.00
     Remaining Class A Required Amount                                    0.00

   Cash Collateral Withdrawal used to satisfy Remaining Class A
    Required Amount                                                       0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
      Cap Interest                                                        0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                       0.00
     Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
      Investor Charge-offs                                                0.00
     Remaining Class A Required Amount                                    0.00

   Class B Reallocated Amount used to satisfy Remaining Class A
    Required Amount                                                       0.00
     Class B Reallocated Amount used to satisfy Unpaid Class A Monthly
      Cap Interest                                                        0.00
     Class B Reallocated Amount used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                       0.00
     Class B Reallocated Amount used to satisfy Unreimbursed Class A
      Investor Charge-offs                                                0.00
     Remaining Class A Required Amount                                    0.00

   Class B Investor Interest used to satisfy Unreimbursed Class A
    Investor Charge-offs                                                  0.00

   Shared Finance Charges used to satisfy Remaining Class B
    Required Amount                                                       0.00
     Shared Finance Charges used to satisfy Unpaid Class B Monthly
      Cap Interest                                                        0.00
     Shared Finance Charges used to satisfy Unpaid Class B Monthly
      Servicing Fee                                                       0.00
     Shared Finance Charges used to satisfy Unreimbursed Class B
      Investor Charge-offs                                                0.00
     Remaining Class B Required Amount                                    0.00

   Cash Collateral Withdrawal used to satisfy Remaining Class B
    Required Amount                                                       0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class B
      Monthly Cap Interest                                                0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class B
      Monthly Servicing Fee                                               0.00
     Cash Collateral Withdrawal used to satisfy Unreimbursed
      Class B Investor Charge-offs                                        0.00
     Remaining Class B Required Amount                                    0.00

   Excess Spread used to satisfy interest on overdue Class A
   (See "Calculation of Certificate Interest" #3)                         0.00

   Excess Spread used to satisfy interest on overdue Class B
   (See "Calculation of Certificate Interest" #3)                         0.00

   Excess Spread used to satisfy reimbursements of Class B Interest       0.00

   Excess Spread used to satisfy deposits into Required Cash Collateral
    Account                                                               0.00

   Excess Spread used to satisfy shortfalls of the Class A Interest
    Payments                                                              0.00

   Excess Spread used to satisfy shortfalls of the Class B Interest
    Payments                                                              0.00

   Excess Spread used to satisfy payments per Loan Agreement      1,070,192.14

   Excess Spread used to satisfy Class A Excess Interest                  0.00

   Excess Spread used to satisfy Class B Excess Interest                  0.00

   Remaining Excess Servicing (dollars)                                   0.00
   Remaining Excess Servicing (percentage of Investor Interest)          0.00%

   Class A Investor Certificate Interest Shortfall (Deficiency Amounts)   0.00

   Class A Charge-offs                                                    0.00
   Unreimbursed Class A Charge Offs                                       0.00
   Unreimbursed Class A Charge Offs per $1,000 Original Investment        0.00

   Class A Monthly Servicing Fee Shortfall                                0.00

   Class B Investor Certificate Interest Shortfall                        0.00

   Class B Charge-offs                                                    0.00
   Unreimbursed Class B Charge Offs                                       0.00
   Unreimbursed Class B Charge Offs per $1,000 Original Investment        0.00

   Class B Monthly Servicing Fee Shortfall                                0.00

   Available Principal Collections                               35,467,009.81

   Monthly Principal Payable To Class A Certificateholders
   (See "Calculation of Monthly Principal" #4)                            0.00

   Monthly Principal Payable To Class B Certificateholders
   (See "Calculation of Monthly Principal" #4)                            0.00

   Monthly Principal Reinvested In Receivables
   (See "Calculation of Monthly Principal" #4)                   37,450,902.48

   (Net Deposit)/Draws on Shared Principal Collections                    0.00

   Required Shared Finance Charge Collections from other Series           0.00
   Draw on Shared Finance Charge Collections from other Series            0.00

   Withdrawal from Cash Collateral Account                                0.00

   Class B Investor Certificate Interest Shortfall  (Deficiency Amounts)  0.00

   Required Shared Finance Charge Collections for other Series            0.00
   Deposit of Shared Finance Charge Collections for other Series          0.00

   Total Distribution to Class A Investors                        1,746,030.23
   Total Distribution to Class A Investors per $1,000 Invested            4.59

   Total Distribution to Class B Investors                           94,312.99
   Total Distribution to Class B Investors per $1,000 Invested            4.72

3. Calculation of Certificate Interest

   Class A Certificate Rate                                           5.70391%
   Class A Interest Rate Cap Provider Deposit                             0.00

   Previous Month's Class A Deficiency Amount                             0.00

   Class A Interest at the Certificate Rate + 0.5% on Deficiency Amount   0.00

   This Month Class A Certificate Interest                        1,746,030.23

   Expected Class A Principal                                   380,000,000.00
   This Month Class A Cap Shortfall                                       0.00
   Class A Excess Interest                                                0.00

   Total Class A Interest Distributable to Class A
    Certificateholders                                            1,746,030.23
   Total Class A Interest Distributable per $1,000 of Class A
    Original Investment"                                                  4.59

   Class B Certificate Rate                                           5.85391%
   Class B Interest Rate Cap Provider Deposit                             0.00

   Previous Month's Class B Deficiency Amount                             0.00

   Class B Interest at the Certificate Rate + 0.5% on Deficiency Amount   0.00

   This Month Class B Certificate Interest                           94,312.99

   Expected Class B Principal                                    20,000,000.00
   This Month Class B Cap Shortfall                                       0.00
   Class B Excess Interest                                                0.00

   Total Class B Interest Distributable to Class B
    Certificateholders                                               94,312.99
   Total Class B Interest Distributable per $1,000 of Class B
    Original Investment"                                                  4.72

   Total Certificate Interest Distributable to
    Certificateholders                                            1,840,343.22
   Total Certificate Interest Distributable per $1,000 of
    Original Investment"                                                  4.60

4. Calculation of Monthly Principal

   Beginning Investor Interest                                  400,000,000.00

   Beginning Class A Interest                                   380,000,000.00

   Class A Available Principal Collections                       33,693,659.32
   Class A Monthly Unreimbursed Charge-Offs                               0.00
   Total Class A Monthly Principal                               35,578,357.37

   Class A Monthly Principal Reinvested in Receivables           35,578,357.37

   Class A Controlled Amortization Amount                                 0.00

   Maximum Monthly Principal to Class A Certificateholders                0.00

   Class A Deficit Controlled Amortization Amount                         0.00

   Monthly Principal Payable to Class A Certificateholders                0.00
   Class A Monthly Principal Payable per $1,000 of Original
    Investment                                                            0.00

   Beginning Class B Interest                                    20,000,000.00

   Class B Available Principal Collections                        1,773,350.49
   Class B Monthly Unreimbursed Charge-Offs                               0.00
   Total Class B Monthly Principal                                1,872,545.11

   Class B Reallocated Principal                                          0.00
   Prior Month's Cumulative Class B Reallocated Principal                 0.00
   Class B Reduction of Interest                                          0.00
   Prior Month's Cumulative Class B Reduction of Interest                 0.00

   Class B Monthly Principal Reinvested in Receivables            1,872,545.11

   Class B Controlled Amortization Amount                                0.00

   Maximum Monthly Principal to Class B Certificateholders               0.00

   Required Shared Principal Collections for other Series                0.00
   Deposit of Shared Principal Collections for other Series              0.00
   Required Shared Principal Collections from other Series               0.00
   Draw on Shared Principal Collections from other Series                0.00

   Class B Deficit Controlled Amortization Amount                        0.00

   Monthly Principal Payable to Class B Certificateholders               0.00
   Class B Monthly Principal Payable per $1,000 of Original Investment   0.00

   Ending Investor Interest                                    400,000,000.00
   Ending Class A Interest                                     380,000,000.00
   Ending Class B Interest                                      20,000,000.00

5. Calculation of Pool Factor

   Pool Factor
   (Ending Certificate Balance divided by Initial Principal Amount to
     7 decimal places)                                               1.0000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                       2.00%

   Beginning Class A Investor Interest                          380,000,000.00
   Beginning Class B Investor Interest                           20,000,000.00
   Beginning Investor Interest                                  400,000,000.00

     Class A Monthly Servicing Fee                                  633,333.33
     Class B Monthly Servicing Fee                                   33,333.33
     Total Monthly Servicing  Fee                                   666,666.67

7. Cash Collateral Account Activity

   Beginning of Month Balance                                    36,000,000.00

   Required Cash Collateral Account Amount                       36,000,000.00

   Excess Spread used to satisfy payments per Loan Agreement      1,070,192.14

   Cash Collateral Account Deposits                                       0.00

   Reinvestment Income Received on Cash Collateral Account           37,329.32

   Aggregate Cash Collateral Account Draws                                0.00

   Available Cash Collateral Amount     (Dollars)                36,000,000.00
   Available Cash Collateral Amount     (Percentage)                     9.00%

8. Past Due Statistics
   (past due on a contractual basis)

   1-30 days past due      Dollars                              102,544,369.34
                           Percent Dollars                               5.79%
                           Number of Accts                              35,833
                           Percent Number of Accts                       2.76%

   31-60 days past due     Dollars                               27,380,752.18
                           Percent Dollars                               1.55%
                           Number of Accts                               9,163
                           Percent Number of Accts                       0.70%

   61-90 days past due     Dollars                               18,189,938.51
                           Percent Dollars                               1.03%
                           Number of Accts                               5,818
                           Percent Number of Accts                       0.45%

   91-120 days past due    Dollars                               13,257,869.63
                           Percent Dollars                               0.75%
                           Number of Accts                               4,131
                           Percent Number of Accts                       0.32%

   121-150 days past due   Dollars                               10,625,770.72
                           Percent Dollars                               0.60%
                           Number of Accts                               3,148
                           Percent Number of Accts                       0.24%

   151-180 days past due   Dollars                                7,586,640.46
                           Percent Dollars                               0.43%
                           Number of Accts                               2,216
                           Percent Number of Accts                       0.17%

   181 + days past due     Dollars                               11,928,694.46
                           Percent Dollars                               0.67%
                           Number of Accts                               3,343
                           Percent Number of Accts                       0.26%

9. Base Rate Calculation

   Base Rate                                                             7.71%

   Portfolio Yield   (net of losses)                                    10.73%

   Excess of Portfolio Yield over Base Rate                              3.02%

10. Number of Accounts in the Trust

    Number of Additional Accounts                                            0
    Number of Removed Accounts                                               0
    Number of Automatic Additonal Accounts                                 650
    Ending Number of Accounts                                        1,300,579


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1996-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                        3
Monthly Period Ended                                       September 30, 1996
Distribution Date                                            October 15, 1996
Determination Date                                           October 10, 1996
Number of Days in Period                                                   29

1. Trust Activity Series 1996-1

   Beginning of Month - Aggregate Principal Receivables       1,800,822,132.22

   Principal Collections on the Receivables                     159,674,440.57

   Finance Charge Receivables                                    25,036,356.06

   Receivables in Defaulted Accounts                              8,931,594.63

   End of Month - Aggregate Principal Receivables             1,770,537,407.75

   Investor Interest Series 1993-1                               33,333,333.33
   Investor Interest Series 1994-1                              166,666,666.67
   Investor Interest Series 1994-2                              400,000,000.00
   Investor Interest Series 1995-1                              400,000,000.00
   Investor Interest Series 1996-1                              400,000,000.00
   Seller Principal Receivables                                 370,537,407.75

   Total Investor Percentage with respect to...
                           Finance Charges                         22.5920107%
                           Charged-Off Accounts                    22.5920107%
                           Principal Receivables                   11.2960053%

   Class A Percentage with respect to...
                           Finance Charges                         21.4059301%
                           Charged-Off Accounts                    21.4059301%
                           Principal Receivables                   10.7029651%

   Class B Percentage with respect to...
                           Finance Charges                          1.1860806%
                           Charged-Off Accounts                     1.1860806%
                           Principal Receivables                    0.5930403%

   Seller Percentage with respect to ...
                           Finance Charges                         20.9279627%
                           Charged-Off Accounts                    20.9279627%
                           Principal Receivables                   20.9279627%

2. Allocation of Funds in Collection Account

   Class A Available Finance Charge Collections                   5,269,137.23

   Class A Monthly Cap Interest Payable to Class A Certificateholders
   (See "Calculation of Certificate Interest" #3)                 1,726,170.13
    Unpaid Class A Monthly Cap Interest                                   0.00

   Class A Monthly Servicing Fee
   (See "Calculation of Monthly Servicing Fee" #6)                  631,666.67
     Unpaid Class A Monthly Servicing Fee                                 0.00

   Class A Investor Default Amount                                1,879,738.32
    Unreimbursed Class A Investor Charge-offs                             0.00

   Excess Spread from Class A Finance Charge Collections          1,031,562.12

   Class A Required Amount                                                0.00

   Class B Available Finance Charge Collections                     291,957.47

   Class B Monthly Cap Interest Payable to Class B Certificateholders
   (See "Calculation of Certificate Interest" #3)                    98,182.81
    Unpaid Class B Monthly Cap Interest                                   0.00

   Class B Monthly Servicing Fee
   (See "Calculation of Monthly Servicing Fee" #6)                   35,000.00
    Unpaid Class B Monthly Servicing Fee                                  0.00

   Class B Investor Default Amount                                  104,154.37
    Unreimbursed Class B Investor Charge-offs                             0.00

   Excess Spread from Class B Finance Charge Collections             54,620.30

   Class B Required Amount                                                0.00

   Total Excess Spread                                            1,086,182.41

   Excess Spread used to Satisfy Class A Required Amount                  0.00
    Excess Spread used to satisfy Unpaid Class A Monthly Cap Interest     0.00
    Excess Spread used to satisfy Unpaid Class A Monthly Servicing Fee    0.00
    Excess Spread used to satisfy Unreimbursed Class A Investor
     Charge-offs                                                          0.00
    Remaining Class A Required Amount                                     0.00

   Excess Spread used to satisfy Class B Required Amount                  0.00
    Excess Spread used to satisfy Unpaid Class B Monthly Cap Interest     0.00
    Excess Spread used to satisfy Unpaid Class B Monthly Servicing Fee    0.00
    Excess Spread used to satisfy Unreimbursed Class B Investor
     Charge-offs                                                          0.00
    Remaining Class B Required Amount                                     0.00

   Shared Finance Charges used to satisfy Remaining Class A Required
    Amount                                                                0.00
     Shared Finance Charges used to satisfy Unpaid Class A Monthly
      Cap Interest                                                        0.00
     Shared Finance Charges used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                       0.00
     Shared Finance Charges used to satisfy Unreimbursed Class A
      Investor Charge-offs                                                0.00
     Remaining Class A Required Amount                                    0.00

   Cash Collateral Withdrawal used to satisfy Remaining Class A
    Required Amount                                                       0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
      Cap Interest                                                        0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                       0.00
     Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
      Investor Charge-offs                                                0.00
     Remaining Class A Required Amount                                    0.00

   Class B Reallocated Amount used to satisfy Remaining Class A
    Required Amount                                                       0.00
     Class B Reallocated Amount used to satisfy Unpaid Class A Monthly
      Cap Interest                                                        0.00
     Class B Reallocated Amount used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                       0.00
     Class B Reallocated Amount used to satisfy Unreimbursed Class A
      Investor Charge-offs                                                0.00
     Remaining Class A Required Amount                                    0.00

   Class B Investor Interest used to satisfy Unreimbursed Class A
    Investor Charge-offs                                                  0.00

   Shared Finance Charges used to satisfy Remaining Class B Required
    Amount                                                                0.00
     Shared Finance Charges used to satisfy Unpaid Class B Monthly
      Cap Interest                                                        0.00
     Shared Finance Charges used to satisfy Unpaid Class B Monthly
      Servicing Fee                                                       0.00
     Shared Finance Charges used to satisfy Unreimbursed Class B
      Investor Charge-offs                                                0.00
     Remaining Class B Required Amount                                    0.00

   Cash Collateral Withdrawal used to satisfy Remaining Class B
    Required Amount                                                       0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
      Cap Interest                                                        0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
      Servicing Fee                                                       0.00
     Cash Collateral Withdrawal used to satisfy Unreimbursed Class B
      Investor Charge-offs                                                0.00
     Remaining Class B Required Amount                                    0.00

   Excess Spread used to satisfy interest on overdue Class A
   (See "Calculation of Certificate Interest" #3)                         0.00

   Excess Spread used to satisfy interest on overdue Class B
   (See "Calculation of Certificate Interest" #3)                         0.00

   Excess Spread used to satisfy reimbursements of Class B Interest       0.00

   Excess Spread used to satisfy deposits into Required Cash Collateral
    Account                                                               0.00

   Excess Spread used to satisfy shortfalls of the Class A Interest
    Payments                                                              0.00

   Excess Spread used to satisfy shortfalls of the Class B Interest
    Payments                                                              0.00

   Excess Spread used to satisfy payments per Loan Agreement      1,086,182.41

   Excess Spread used to satisfy Class A Excess Interest                  0.00

   Excess Spread used to satisfy Class B Excess Interest                  0.00

   Remaining Excess Servicing (dollars)                                   0.00
   Remaining Excess Servicing (percentage of Investor Interest)           0.00%

   Class A Investor Certificate Interest Shortfall  (Deficiency Amounts)  0.00

   Class A Charge-offs                                                    0.00
   Unreimbursed Class A Charge Offs                                       0.00
   Unreimbursed Class A Charge Offs per $1,000 Original Investmen         0.00

   Class A Monthly Servicing Fee Shortfall                                0.00

   Class B Investor Certificate Interest Shortfall                        0.00

   Class B Charge-offs                                                    0.00
   Unreimbursed Class B Charge Offs                                       0.00
   Unreimbursed Class B Charge Offs per $1,000 Original Investment        0.00

   Class B Monthly Servicing Fee Shortfall                                0.00

   Available Principal Collections                               17,733,504.91

   Monthly Principal Payable To Class A Certificateholders
   (See "Calculation of Monthly Principal" #4)                            0.00

   Monthly Principal Payable To Class B Certificateholders
   (See "Calculation of Monthly Principal" #4)                            0.00

   Monthly Principal Reinvested In Receivables
   (See "Calculation of Monthly Principal" #4)                   19,717,397.59

   (Net Deposit)/Draws on Shared Principal Collections                    0.00

   Required Shared Finance Charge Collections from other Series           0.00
   Draw on Shared Finance Charge Collections from other Series            0.00

   Withdrawal from Cash Collateral Account                                0.00

   Class B Investor Certificate Interest Shortfall (Deficiency Amounts)   0.00

   Required Shared Finance Charge Collections for other Series            0.00
   Deposit of Shared Finance Charge Collections for other Series          0.00

   Total Distribution to Class A Investors                        1,726,170.13
   Total Distribution to Class A Investors per $1,000 Invested            4.55

   Total Distribution to Class B Investors                           98,182.81
   Total Distribution to Class B Investors per $1,000 Invested            4.68

3. Calculation of Certificate Interest

   Class A Certificate Rate                                           5.65391%
   Class A Interest Rate Cap Provider Deposit                             0.00

   Previous Month's Class A Deficiency Amount                             0.00

   Class A Interest at the Certificate Rate + 0.5% on Deficiency Amount   0.00

   This Month Class A Certificate Interest                        1,726,170.13

   Expected Class A Principal                                   379,000,000.00
   This Month Class A Cap Shortfall                                       0.00
   Class A Excess Interest                                                0.00

   Total Class A Interest Distributable to Class A
    Certificateholders                                            1,726,170.13
   Total Class A Interest Distributable per $1,000 of Class A
    Original Investment                                                   4.55

   Class B Certificate Rate                                           5.80391%
   Class B Interest Rate Cap Provider Deposit                             0.00

   Previous Month's Class B Deficiency Amount                             0.00

   Class B Interest at the Certificate Rate + 0.5% on Deficiency Amount   0.00

   This Month Class B Certificate Interest                           98,182.81

   Expected Class B Principal                                    21,000,000.00
   This Month Class B Cap Shortfall                                       0.00
   Class B Excess Interest                                                0.00

   Total Class B Interest Distributable to Class B
    Certificateholders                                               98,182.81
   Total Class B Interest Distributable per $1,000 of Class B
    Original Investment"                                                  4.68

   Total Certificate Interest Distributable to
    Certificateholders                                            1,824,352.94

   Total Certificate Interest Distributable per $1,000 of
    Original Investment                                                   4.56

4. Calculation of Monthly Principal

   Beginning Investor Interest                                  400,000,000.00

   Beginning Class A Interest                                   379,000,000.00

   Class A Available Principal Collections                       16,802,495.90
   Class A Monthly Unreimbursed Charge-Offs                               0.00
   Total Class A Monthly Principal                               18,682,234.21

   Class A Monthly Principal Reinvested in Receivables           18,682,234.21

   Class A Controlled Amortization Amount                                 0.00

   Maximum Monthly Principal to Class A Certificateholders                0.00

   Class A Deficit Controlled Amortization Amount                         0.00

   Monthly Principal Payable to Class A Certificateholders                0.00
   Class A Monthly Principal Payable per $1,000 of Original Investment    0.00

   Beginning Class B Interest                                    21,000,000.00

   Class B Available Principal Collections                          931,009.01
   Class B Monthly Unreimbursed Charge-Offs                               0.00
   Total Class B Monthly Principal                                1,035,163.37

   Class B Reallocated Principal                                          0.00
   Prior Month's Cumulative Class B Reallocated Principal                 0.00
   Class B Reduction of Interest                                          0.00
   Prior Month's Cumulative Class B Reduction of Interest                 0.00

   Class B Monthly Principal Reinvested in Receivables            1,035,163.37

   Class B Controlled Amortization Amount                                 0.00

   Maximum Monthly Principal to Class B Certificateholders                0.00

   Required Shared Principal Collections for other Series                 0.00
   Deposit of Shared Principal Collections for other Series               0.00
   Required Shared Principal Collections from other Series                0.00
   Draw on Shared Principal Collections from other Series                 0.00

   Class B Deficit Controlled Amortization Amount                         0.00

   Monthly Principal Payable to Class B Certificateholders                0.00
   Class B Monthly Principal Payable per $1,000 of Original Investment    0.00

   Ending Investor Interest                                     400,000,000.00
   Ending Class A Interest                                      379,000,000.00
   Ending Class B Interest                                       21,000,000.00

5. Calculation of Pool Factor

   Pool Factor
   (Ending Certificate Balance divided by Initial Principal Amount
     to 7 decimal places)                                            1.000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                       2.00%

   Beginning Class A Investor Interest                          379,000,000.00
   Beginning Class B Investor Interest                           21,000,000.00
   Beginning Investor Interest                                  400,000,000.00

   Class A Monthly Servicing Fee                                    631,666.67
   Class B Monthly Servicing Fee                                     35,000.00
   Total Monthly Servicing  Fee                                     666,666.67

7. Cash Collateral Account Activity

   Beginning of Month Balance                                    36,000,000.00

   Required Cash Collateral Account Amount                       36,000,000.00

   Excess Spread used to satisfy payments per Loan Agreement      1,086,182.41

   Cash Collateral Account Deposits                                       0.00

   Reinvestment Income Received on Cash Collateral Account           42,762.80

   Aggregate Cash Collateral Account Draws                                0.00

   Available Cash Collateral Amount     (Dollars)                36,000,000.00
   Available Cash Collateral Amount     (Percentage)                     9.00%

8. Past Due Statistics
   (past due on a contractual basis)

   1-30 days past due      Dollars                              102,544,369.34
                           Percent Dollars                               5.79%
                           Number of Accts                              35,833
                           Percent Number of Accts                       2.76%

   31-60 days past due     Dollars                               27,380,752.18
                           Percent Dollars                               1.55%
                           Number of Accts                               9,163
                           Percent Number of Accts                       0.70%

   61-90 days past due     Dollars                               18,189,938.51
                           Percent Dollars                               1.03%
                           Number of Accts                               5,818
                           Percent Number of Accts                       0.45%

   91-120 days past due    Dollars                               13,257,869.63
                           Percent Dollars                               0.75%
                           Number of Accts                               4,131
                           Percent Number of Accts                       0.32%

   121-150 days past due   Dollars                               10,625,770.72
                           Percent Dollars                               0.60%
                           Number of Accts                               3,148
                           Percent Number of Accts                       0.24%

   151-180 days past due   Dollars                                7,586,640.46
                           Percent Dollars                               0.43%
                           Number of Accts                               2,216
                           Percent Number of Accts                       0.17%

   181 + days past due     Dollars                               11,928,694.46
                           Percent Dollars                               0.67%
                           Number of Accts                               3,343
                           Percent Number of Accts                       0.26%

9. Base Rate Calculation

   Base Rate                                                             7.66%

   Portfolio Yield   (net of losses)                                    10.73%

   Excess of Portfolio Yield over Base Rate                              3.07%

10. Number of Accounts in the Trust

    Number of Additional Accounts                                            0
    Number of Removed Accounts                                               0
    Number of Automatic Additonal Accounts                                 650
    Ending Number of Accounts                                        1,300,579